Subsequent events	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events
38. Subsequent events
38.1. Divestment of Baixo Iguaçu Consortiums
On February 21, 2025, according to Material Fact 01/25, Copel GeT has exercised its right of first refusal to acquire all shares of Geração Céu Azul S.A. (“Céu Azul”), currently owned by Neoenergia S.A., which holds a 70% stake in the Consórcio Empreendedor Baixo Iguaçu (“CEBI”), responsible for operating the Baixo Iguaçu Hydroelectric Power Plant, for an equity value of R$984 million. The acquisition commitment was formalized through adherence to the Share Purchase and Sale Agreement and Other Covenants (“CCVA 1”), which had already been negotiated between Neoenergia and the original potential buyer of this stake.
After exercising the right of first refusal, Copel GeT entered into a Share Purchase and Sale Agreement and Other Covenants with DK Holding Investments, S.R.O. (“CCVA 2”), through which Copel GeT committed to selling: (i) the entirety of the aforementioned equity interest in Céu Azul, which it will hold upon the closing of the transaction provided for in CCVA 1, and (ii) its 30% minority stake in CEBI, for an equity value of R$570 million, so that the buyer will become the indirect owner of 100% of the Baixo Iguaçu HPP. The total transaction amounts to R$1,554 million in equity value.
The transaction capitalizes on a business opportunity that creates value for Copel and optimizes its operational and administrative structure. Copel GeT received an upfront payment equivalent to 10% of the total equity value, with the remaining balance to be paid by the closing date, subject to customary adjustments for this type of transaction. The closing of transactions under CCVA 1 and CCVA 2 is conditional on the fulfillment of certain conditions precedent, which are characteristic of this type of operation.
38.2 Partial closing of the divestment in small generation assets
On March 31, 2025, according to Notice to market 06/25, the Company partially concluded the divestment in small generation assets, in the amount of R$219.5 million (49.0% of the total transaction), after fulfilling all precedent conditions related to the assets involved in this closing. As of December 31, 2024, the assets and liabilities associated with these small generation assets are recorded as assets and liabilities held for sale (Note 37). The divestment amount for the remaining assets will be received upon compliance with the usual precedent conditions established in the Share Purchase and Sale Agreement (CCVA).
38.3. Debentures issuance
On March 11, 2025, Copel GeT settled the 10th issuance of simple debentures, non-convertible into shares, with additional personal guarantee, in three series, in the amounts of R$500,000, R$500,000 and R$1,000,000. The remuneration corresponds to the accumulated variation of the DI plus a spread of 0.59% per year and 0.79% per year for the first two series and 7.4820% per year for the third series, with maturity terms of 4.7 and 12 years, in each series, respectively.